                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick M. Wilkinson and Karen M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a member of the Employee Benefit Plans Committee, in any and all capacities, to execute and file any of the documents referred to below relating to the filing of an Annual Report on Form 11-K with respect to the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP"), including any and all amendments to such report, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   June 27, 1994




                           /s/  Robert I. Shapiro
                     -----------------------------------
                                Robert I. Shapiro

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick M. Wilkinson and Karen M. Muller and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in her capacity as a member of the Employee Benefit Plans Committee, in any and all capacities, to execute and file any of the documents referred to below relating to the filing of an Annual Report on Form 11-K with respect to the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP"), including any and all amendments to such report, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   June 27, 1994




                              /s/  Beth Rowley
                     -----------------------------------
                                   Beth Rowley

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick M. Wilkinson and Karen M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a member of the Employee Benefit Plans Committee, in any and all capacities, to execute and file any of the documents referred to below relating to the filing of an Annual Report on Form 11-K with respect to the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP"), including any and all amendments to such report, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   June 27, 1994




                             /s/  John S. Levy
                     -----------------------------------
                                  John S. Levy

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick M. Wilkinson and Karen M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a member of the Employee Benefit Plans Committee, in any and all capacities, to execute and file any of the documents referred to below relating to the filing of an Annual Report on Form 11-K with respect to the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP"), including any and all amendments to such report, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   June 27, 1994




                         /s/  Patrick M. Wilkinson
                     -----------------------------------
                              Patrick M. Wilkinson

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick M. Wilkinson and Karen M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a member of the Employee Benefit Plans Committee, in any and all capacities, to execute and file any of the documents referred to below relating to the filing of an Annual Report on Form 11-K with respect to the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP"), including any and all amendments to such report, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   June 27, 1994




                           /s/  Charles J. Borkan
                     -----------------------------------
                                Charles J. Borkan